                      FOURTH AMENDMENT TO CREDIT AGREEMENT

         THIS FOURTH AMENDMENT TO CREDIT AGREEMENT, (this "Amendment"), dated as of July 3, 1997, is by and among Genicom Corporation (the "Borrower"), the subsidiaries of the Borrower identified on the signature pages hereto (the "Guarantors"), the several lenders identified on the signature pages hereto (each a "Lender" and, collectively, the "Lenders") and NationsBank of Texas, N.A., as agent for the Lenders (in such capacity, the "Agent"). Capitalized terms used herein which are not defined herein and which are defined in the Credit Agreement shall have the same meanings as therein defined.

                              W I T N E S S E T H

         WHEREAS, the Borrower, the Guarantors, the Lenders and the Agent entered into that certain Credit Agreement dated as of January 12, 1996, as previously amended (as previously amended, the "Existing Credit Agreement").

         WHEREAS, the parties have agreed to amend the Existing Credit Agreement as set forth herein.

         NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                                     PART 1
                                  DEFINITIONS

         SUBPART 1.1 Certain Definitions. Unless otherwise defined herein or the context otherwise requires, the following terms used in this Amendment, including its preamble and recitals, have the following meanings:

                  "Amended Credit Agreement" means the Existing Credit Agreement as amended hereby.

                  "Amendment No. 4 Effective Date" is defined in Subpart 3.1.

         SUBPART 1.2 Other Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment, including its preamble and recitals, have the meanings provided in the Amended Credit Agreement.


                                     PART 2
                    AMENDMENTS TO EXISTING CREDIT AGREEMENT

         Effective on (and subject to the occurrence of) the Amendment No. 4 Effective Date, the Existing Credit Agreement is hereby amended in accordance with this Part 2. Except as so amended, the Existing Credit Agreement and all other Credit Documents shall continue in full force and effect.

         SUBPART 2.1 Amendments to Section 1.1.

                  (a)    The definition of "Permitted Investments" set forth in
         Section 1.1 of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

                         "Permitted Investments" means Investments which are
                  either (i) cash and Cash Equivalents; (ii) accounts receivable created, acquired or made by the Borrower or any of its Subsidiaries in the ordinary course of business and payable or dischargeable in accordance with customary trade terms; (iii) Investments consisting of stock, obligations, securities or other property received by the Borrower or any of its Subsidiaries in settlement of accounts receivable (created in the ordinary course of business) from bankrupt obligors; (iv) Investments existing as of the Closing Date and set forth in Schedule 1.1B, (v) additional Investments in any Subsidiary of the Borrower which is a Guarantor; (vi) subject to the terms of Section 7.15(b), additional Investments in Subsidiaries of the Borrower which are not Guarantors not to exceed $10,000,000 at any one time outstanding; (vii) Guaranty Obligations permitted by Section 8.1; (viii) acquisitions permitted by Section 8.4(c); (ix) transactions permitted by Section 8.8; (x) loans to directors, officers, employees, agents, customers or suppliers that do not exceed an aggregate principal amount of $1,000,000 at any one time outstanding; and (xi) a secured loan to Corporation C in a principal amount not to exceed $5,000,000; provided, however, that no such loan shall be made until such time as the Agent shall have received (A) the original copy of the Corporation C Note and all collateral documents executed in connection therewith (which collateral documents shall be in form and substance satisfactory to the Agent and the Lenders), endorsed or assigned by the Borrower to the Agent in a manner reasonably satisfactory to the Agent and the Lenders, and (B) an original, executed copy of the subordination agreement(s) executed by the holders of outstanding senior and subordinated debt of Corporation C in form and substance satisfactory to the Agent and the Lenders.

                  (b)    The following definitions are hereby added to Section
         1.1 of the Existing Credit Agreement in appropriate alphabetical order:

                         (i) "Corporation C" means a Delaware corporation, the identity of which has been separately disclosed by the Borrower to the Lenders and the Agent.

                         (ii) "Corporation C Note" means that certain promissory note executed by Corporation C in favor of the Borrower evidencing all indebtedness owed by Corporation C to the Borrower in an aggregate amount not to exceed $5,000,000.

         SUBPART 2. Amendments to Section 2.1. Subsection (a) of Section 2.1 of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

                  (a) Revolving Commitment. Subject to the terms and conditions hereof and in reliance upon the representations and warranties set forth herein, each Lender severally agrees to make available to the Borrower such Lender's Revolving Commitment Percentage of revolving credit loans in Dollars ("Revolving Loans") from time to time from the Effective Date until the Termination Date, or such earlier date as the Revolving Commitments shall have been terminated as provided herein for the purposes hereinafter set forth; provided, however, that the sum of the aggregate principal amount of outstanding Revolving Loans shall not exceed the lesser of (a) FORTY MILLION DOLLARS ($40,000,000.00) (as such aggregate maximum amount may be reduced from time to time as provided in Section 3.4(a), the "Revolving Committed Amount") and (b) the Borrowing Base; provided, further, (i) with regard to each Lender individually, such Lender's outstanding Revolving Loans shall not exceed such Lender's Revolving Commitment Percentage of the Revolving Committed Amount, and (ii) with regard to the Lenders collectively, the aggregate principal amount of outstanding Revolving Loans plus the Dollar Amount (as determined as of the most recent Determination Date) of the aggregate principal amount of outstanding Foreign Currency Loans plus the aggregate principal amount of outstanding Swingline Loans plus LOC Obligations outstanding shall not exceed the lesser of (A) the Revolving Committed Amount and (B) the Borrowing Base. Revolving Loans may consist of Base Rate Loans or Eurodollar Loans, or a combination thereof, as the Borrower may request, and may be repaid and reborrowed in accordance with the provisions hereof; provided, however, that (x) during the Initial Interest Rate Period, all Eurodollar Loans shall have an Interest Period of one (1) month and (y) no more than 10 Eurodollar Loans shall be outstanding hereunder at any time. For purposes hereof, Eurodollar Loans with different Interest Periods and/or in different currencies shall be considered as separate Eurodollar Loans, even if they begin on the same date, although borrowings, extensions and conversions may, in accordance with the provisions hereof, be combined at the end of existing Interest Periods to constitute a new Eurodollar Loan with a single Interest Period and in the same currency. Revolving Loans hereunder may be repaid and reborrowed in accordance with the provisions hereof.

         SUBPART 2.2 Replacement of Schedule 2.1(a). Schedule 2.1(a) to the Existing Credit Agreement is hereby deleted in its entirety and a new schedule in the form of Schedule 2.1(a) attached hereto is substituted therefor.

                                     PART 3
                          CONDITIONS TO EFFECTIVENESS

         SUBPART 3.1    Amendment No. 4 Effective Date.  This Amendment
shall be and become effective as of the date hereof (the "Amendment No. 4 Effective Date") when all of the conditions set forth in this Subpart 3.1 shall have been satisfied, and thereafter this Amendment shall be known, and may be referred to, as "Amendment No. 4."

                  SUBPART 3.1.1 Execution of Counterparts of Amendment. The Agent shall have received counterparts of this Amendment, which collectively shall have been duly executed on behalf of the Borrower, each of the Guarantors and each of the Lenders.

                  SUBPART 3.1.2 Corporate Authority. The Agent shall have received all documents it may reasonably request relating to the corporate or other necessary authority for and the validity of this Amendment, and any other matters relevant thereto, all in form and substance reasonably satisfactory to the Agent.

                  SUBPART 3.1.3 Legal Opinions. The Agent shall have received a legal opinion of McGuire, Woods, Battle & Boothe, counsel for the Credit Parties in form and substance reasonably satisfactory to the Agent.

                  SUBPART 3.1.4 Officer's Certificate. The Agent shall have received a certificate executed by the chief financial officer of the Borrower as of the Amendment No. 4 Effective Date stating that, immediately after giving effect to this Amendment, (i) each of the Credit Parties is Solvent, (ii) no Default or Event of Default exists and (iii) the representations and warranties set forth in the Existing Credit Agreement are true and correct in all material respects.

                  SUBPART 3.1.5 Amendment Fee. The Agent shall have received, for the account of each Lender, an amendment fee equal to 7.5 basis points on the aggregate amount of such Lenders' Commitment.

                  SUBPART 3.1.6 Confirmation Letter. The Agent shall have received a letter from the Borrower confirming the identity of Corporation C.

                  SUBPART 3.1.7 Other Items. The Agent shall have received such other documents, agreements or information which may be reasonably requested by the Agent.


                                   PART 4
                                MISCELLANEOUS

         SUBPART 4.1 Representations and Warranties. The Borrower hereby represents and warrants to the Agent and the Lenders that, after giving effect to this Amendment, (a) no Default or Event of Default exists under the Credit Agreement or any of the other Credit Documents and (b) the representations and warranties set forth in Section 6 of the Existing Credit Agreement are, subject to the limitations set forth therein, true and correct in all material respects as of the date hereof (except for those which expressly relate to an earlier date).

         SUBPART 4.2 Secured Obligations. The Borrower and the Guarantors hereby acknowledge and agree that the term "Secured Obligations" as defined in each of the Security Agreement and the Pledge Agreement shall be deemed to include all amounts owing under the

Amended, Restated and Substituted Revolving Note of even date herewith executed by the Borrower in favor of NationsBank and all other additional indebtedness incurred in connection therewith.

         SUBPART 4.3 Cross-References. References in this Amendment to any Part or Subpart are, unless otherwise specified, to such Part or Subpart of this Amendment.

         SUBPART 4.4 Instrument Pursuant to Existing Credit Agreement. This Amendment is a Credit Document executed pursuant to the Existing Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Existing Credit Agreement.

         SUBPART 4.5 References in Other Credit Documents. At such time as this Amendment No. 4 shall become effective pursuant to the terms of Subpart 3.1, all references in the Credit Documents to the "Credit Agreement" shall be deemed to refer to the Credit Agreement as amended by this Amendment.

         SUBPART 4.6 Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

         SUBPART 4.7 Governing Law. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE COMMONWEALTH OF VIRGINIA WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

         SUBPART 4.8 Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.



       [The remainder of this page has been left blank intentionally]

         IN WITNESS WHEREOF the parties hereto have caused this Amendment to be duly executed on the date first above written.


                               BORROWER:

                               GENICOM CORPORATION

                               By: /s/ James C. Gale
                               Title: Senior Vice President and Chief Financial Officer


                               GUARANTORS:

                               GENICOM INTERNATIONAL HOLDINGS
                               CORPORATION

                               By: /s/ James C. Gale
                               Title: Senior Vice President and Chief Financial Officer


                               GENICOM INTERNATIONAL SALES
                               CORPORATION

                               By: /s/ James C. Gale
                               Title: Senior Vice President and Chief Financial Officer


                               DELMARVA TECHNOLOGIES CORPORATION

                               By: /s/ James C. Gale
                               Title: Senior Vice President and Chief Financial Officer


                               RASTEK CORPORATION

                               By: /s/ James C. Gale
                               Title: Senior Vice President and Chief Financial Officer

                       [Signatures Continued]

                               ENTERPRISING SERVICE SOLUTIONS
                               CORPORATION

                               By: /s/ James C. Gale
                               Title: Senior Vice President and Chief Financial Officer



                               PRINTER SYSTEMS CORPORATION

                               By: /s/ James C. Gale
                               Title: Senior Vice President and Chief Financial Officer


                               THE PRINTER CONNECTION, INC.

                               By: /s/ James C. Gale
                               Title: Senior Vice President and Chief Financial Officer



                               PRINTER SYSTEMS INTERNATIONAL, LTD.

                               By: /s/ James C. Gale
                               Title: Senior Vice President and Chief Financial Officer


                               LENDERS:


                               NATIONSBANK OF TEXAS, N.A.


                               By /s/ Brent  W. Mellow
                               Title: Senior Vice President

                       [Signatures Continued]

                               CREDITANSTALT-BANKVEREIN


                               By /s/Richard P. Buckanavage
                               Title: Vice President


                               By /s/ Catherine K MacDonald
                               Title: Senior Associate


                               AERIES FINANCE, LTD.

                               By /s/ Andrew Wignall
                               Title: Director


                               SENIOR DEBT PORTFOLIO
                               By:   Boston Management and Research, as
                                     Investment Advisor

                               By /s/ Scott H. Page
                               Title: Vice President


                               RESTRUCTURED OBLIGATIONS
                               BACKED BY SENIOR ASSETS, B.V.


                               By Chancellor LGT Senior Secured Management, Inc. as Portfolio Advisor

                               By /s/Christopher A. Bondy
                               Title: Vice President


                               UNITED STATES NATIONAL BANK OF
                               OREGON


                               By /s/Douglas A. Rich
                               Title: Vice President

                        [Signatures Continued]

                               CRESTAR BANK


                               By /s/William F. Lindlaw
                               Title: Vice President


                               THE RIGGS NATIONAL BANK OF
                               WASHINGTON, D.C.


                               By /s/ Jeffrey P. White
                               Title: Vice President


                               AGENT:

                               NATIONSBANK OF TEXAS, N.A.,
                               as Agent


                               By /s/ Brent W. Mellow
                               Title: Senior Vice President

-------------------------------------------------------------------------------------------------------
                                          SCHEDULE 2.1(a)

                          LENDERS, COMMITMENTS AND COMMITMENT PERCENTAGES
-------------------------------------------------------------------------------------------------------
                                                                                          Foreign
Name                                                   Revolving          Foreign         Currency
and Address                         Revolving         Commitment         Currency        Commitment
of Lenders                          Commitment        Percentage        Commitment       Percentage
-------------------------------------------------------------------------------------------------------
NationsBank of Texas, N.A.        $12,045,454.54    30.1136363500%     $3,818,181.82      76.3636%
901 Main Street, 67th Floor
Dallas, Texas 75202
ATTN:  Brent W. Mellow
Facsimile No.: (214) 508-0980
-------------------------------------------------------------------------------------------------------
Creditanstalt-Bankverein           $8,272,727.28    20.6818182000%     $1,181,818.18      23.6364%
Two Greenwich Plaza
Greenwich, Connecticut 06830
ATTN: Rich Buckanavage
Facsimile No.: (203) 861-6594
-------------------------------------------------------------------------------------------------------
United States National Bank of     $6,363,636.36    15.9090909000%          ---              ---
Oregon
555 S.W. Oak Street
Suite 400 - PL-4
Portland, Oregon  97204
ATTN:  Doug Rich
Facsimile No.: (503) 275-4267
-------------------------------------------------------------------------------------------------------
Crestar Bank                       $7,909,090.91    19.7727272750%          ---              ---
1445 New York Avenue, N.W.
3rd Floor
Washington, D.C.  20005
ATTN:  Bill Lindlaw
Facsimile No.:  (202) 879-6432
-------------------------------------------------------------------------------------------------------
The Riggs National Bank of         $5,409,090.91    13.5227272750%          ---              ---
Washington, D.C.
808 17th Street, N.W.,
10th Floor
Washington, D.C.  20074-0649
ATTN:  Jeffrey P. White
Facsimile No.:  (202) 835-5977
-------------------------------------------------------------------------------------------------------





Aeries Finance Ltd.                    ---               ---                ---              ---
c/o Moore Management Services
Limited
-------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
                                       SCHEDULE 2.1(a)

                        LENDERS, COMMITMENTS AND COMMITMENT PERCENTAGES
--------------------------------------------------------------------------------------------------------

                                                          Tranche A                         Tranche B
Name                                     Tranche A        Term Loan        Tranche B        Term Loan
and Address                              Term Loan       Commitment        Term Loan       Commitment
of Lenders                              Commitment       Percentage       Commitment       Percentage
--------------------------------------------------------------------------------------------------------
NationsBank of Texas, N.A.             $3,994,592.19    27.272727329%         ---              ---
901 Main Street, 67th Floor
Dallas, Texas 75202
ATTN:  Brent W. Mellow
Facsimile No.: (214) 508-0980
--------------------------------------------------------------------------------------------------------
Creditanstalt-Bankverein               $3,727,888.98    23.636363562%         ---              ---
Two Greenwich Plaza
Greenwich, Connecticut 06830
ATTN: Rich Buckanavage
Facsimile No.: (203) 861-6594
--------------------------------------------------------------------------------------------------------
United States National Bank of         $2,517,606.90    18.18181818%          ---              ---
Oregon
555 S.W. Oak Street
Suite 400 - PL-4
Portland, Oregon  97204
ATTN:  Doug Rich
Facsimile No.: (503) 275-4267
--------------------------------------------------------------------------------------------------------
Crestar Bank                           $2,139,965.88    15.45454545%          ---              ---
1445 New York Avenue, N.W.
3rd Floor
Washington, D.C.  20005
ATTN:  Bill Lindlaw
Facsimile No.:  (202) 879-6432
--------------------------------------------------------------------------------------------------------
The Riggs National Bank of             $2,139,965.88    15.45454545%          ---              ---
Washington, D.C.
808 17th Street, N.W.,
10th Floor
Washington, D.C.  20074-0649
ATTN:  Jeffrey P. White
Facsimile No.:  (202) 835-5977
--------------------------------------------------------------------------------------------------------





Aeries Finance Ltd.                         ---            ---           4,376,872.75      25.00000000%
c/o Moore Management Services
Limited
--------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                                SCHEDULE 2.1(a)
                                ---------------
                LENDERS, COMMITMENTS AND COMMITMENT PERCENTAGES

-------------------------------------------------------------------------------------------------------
                                                                                           Foreign
Name                                                   Revolving          Foreign         Currency
and Address                         Revolving         Commitment         Currency        Commitment
of Lenders                          Commitment        Percentage        Commitment       Percentage
-------------------------------------------------------------------------------------------------------
Elizabeth House, Castle Street
St. Helier, Jersey
Channel Islands, Great Britain
ATTN:  Director
Facsimile No.:
011-441-534-616900

with a copy to:
---------------
Aeries Finance Ltd.
Chancellor LGT Senior Secured
Management
1166 Avenue of the Americas,
27th Floor
New York, New York  10036
ATTN:  Chris Bondy
Facsimile No.:  (212) 278-9619
-------------------------------------------------------------------------------------------------------
Senior Debt Portfolio                  ---                ---               ---              ---
Eaton Vance Management
24 Federal Street
Boston, Massuchusetts  02110
ATTN:  Payson Swaffield
Facsimile No.:  (617) 695-9594
-------------------------------------------------------------------------------------------------------
Restructured Obligations               ---                ---               ---              ---
backed by Senior Assets B.V.
Chancellor Senior Secured
Management
1166 Avenue of the Americas,
27th Floor
New York, New York  10036
ATTN:  Chris Bondy
Facsimile No.:  (212) 278-9619
=======================================================================================================


-------------------------------------------------------------------------------------------------------
                                        SCHEDULE 2.1(a)
                                        ---------------
                        LENDERS, COMMITMENTS AND COMMITMENT PERCENTAGES
-------------------------------------------------------------------------------------------------------
                                                      Tranche A                         Tranche B
Name                                 Tranche A        Term Loan        Tranche B        Term Loan
and Address                          Term Loan       Commitment        Term Loan       Commitment
of Lenders                          Commitment       Percentage       Commitment       Percentage
-------------------------------------------------------------------------------------------------------
Elizabeth House, Castle Street
St. Helier, Jersey
Channel Islands, Great Britain
ATTN:  Director
Facsimile No.:
011-441-534-616900

with a copy to:
---------------
Aeries Finance Ltd.
Chancellor LGT Senior Secured
Management
1166 Avenue of the Americas,
27th Floor
New York, New York  10036
ATTN:  Chris Bondy
Facsimile No.:  (212) 278-9619
-------------------------------------------------------------------------------------------------------
Senior Debt Portfolio                   ---              ---         $8,753,745.50    50.00000000%
Eaton Vance Management
24 Federal Street
Boston, Massuchusetts  02110
ATTN:  Payson Swaffield
Facsimile No.:  (617) 695-9594
-------------------------------------------------------------------------------------------------------
Restructured Obligations                ---              ---         $4,376,872.25    25.00000000%
backed by Senior Assets B.V.
Chancellor Senior Secured
Management
1166 Avenue of the Americas,
27th Floor
New York, New York  10036
ATTN:  Chris Bondy
Facsimile No.:  (212) 278-9619
=======================================================================================================